UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 6, 2012

CHS Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Minnesota	0-50150	41-0251095
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5500 Cenex Drive, Inver Grove Heights, Minnesota		55077
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	651-355-6000
Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 6, 2012, CHS Inc. (“CHS” or the “Company”) held its Annual Members Meeting. At the meeting, each of the following directors were re-elected to the Board for a three-year term: Donald Anthony, David Bielenberg, Steve Fritel and David Kayser. The delegates also elected one new director, David Johnsrud, to serve a three-year term on the Board. David Johnsrud succeeds Michael Mulcahey, who has served on the Board since 2003. The following directors' terms of office continued after the meeting: Robert Bass, Clinton J. Blew, Dennis Carlson, Curt Eischens, Jon Erickson, Jerry Hasnedl, Randy Knecht, Greg Kruger, Edward Malesich, Steve Riegel, Daniel Shurr and Michael Toelle.

David Johnsrud, 59, will represent members in Minnesota. Johnsrud has been a member of the board of directors of AgCountry Farm Credit Services since 2001, and currently serves as chairman. Johnsrud also serves on the Minnesota Farm Credit Legislative Committee, with three years as chairman. He was chairman of the Minnesota Farm Credit nominating committee for the AgriBank election in 2012, and served on the Farmers Union Oil and Prairie Lake Coop boards of directors from 1987 through 2007, with 15 years as board secretary. Johnsrud served on the Mid-Minnesota Association Board, with terms as secretary and chairman, as well as on the State Directors' Association, with terms as treasurer. He also served on the CHS Annual Meeting Credentials Committee in 2000 and 2001 and on the Resolutions Committee in 2002 and 2003.

Following the Annual Members Meeting, the Board of Directors held the annual re-organizational meeting at which Board officers were elected. David Bielenberg- was elected Chairman of the Board, Dennis Carlson- was elected First Vice Chairman of the Board, Daniel Schurr- was elected Secretary-Treasurer of the Board, Steve Fritel was elected Second Vice Chairman of the Board and Curt Eischens was elected Assistant Secretary-Treasurer of the Board, each for a one-year term.

Item 7.01 Regulation FD Disclosure.
On December 7, 2012, the Company issued a press release announcing the results of the election of directors to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHS Inc.

December 7, 2012	By:	/s/ David A. Kastelic

Name: David A. Kastelic
Title: Executive Vice President and Chief Financial Officer
Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 7, 2012.